UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: February 7, 2023

Coherent Corp.

(Exact Name of Registrant as Specified in Charter)

Pennsylvania	001-39375	25-1214948
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

375 Saxonburg Boulevard, Saxonburg, Pennsylvania 16056

(Address of Principal Executive Offices) (Zip Code)

(724) 352-4455

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	COHR	The Nasdaq Stock Market LLC
6.00% Series A Mandatory Convertible Preferred Stock, no par value	IIVIP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(d) On February 7, 2023, Coherent Corp. (the “Company”) notified The Nasdaq Stock Market LLC (“Nasdaq”) that the Company will voluntarily withdraw the listing of its common stock, no par value (the “Common Stock”) and its 6.00% Series A Mandatory Convertible Preferred Stock, no par value (the “Series A Mandatory Convertible Preferred Stock”) from Nasdaq and transfer the listing of the Common Stock and Series A Mandatory Convertible Preferred Stock to the New York Stock Exchange (the “NYSE”), effective as of the close of trading on February 22, 2023. The Common Stock and Series A Mandatory Convertible Preferred Stock are expected to begin trading on the NYSE on Thursday, February 23, 2023, under the ticker symbols “COHR” and “IIVI”, respectively. The transfer of the listing of the Common Stock and Series A Mandatory Convertible Preferred Stock was previously approved by the Company’s Board of Directors.

Item 7.01	Regulation FD Disclosure

The Company issued a press release announcing the anticipated transfer of the Common Stock and Series A Mandatory Convertible Preferred Stock to the NYSE from Nasdaq. The press release has been furnished as Exhibit 99.1 to this Report on Form 8-K and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 99.1	Press Release dated February 8, 2023

Exhibit 104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coherent Corp.

Date: February 8, 2023	By:	/s/ Ronald Basso
Ronald Basso
Chief Legal Officer and Compliance Officer